Exhibit 99.1

REVOCABLE PROXY
WILLOW GROVE BANCORP, INC.
SPECIAL MEETING OF SHAREHOLDERS
June 14, 2005
2:30 p.m., Eastern Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
WILLOW GROVE BANCORP, INC.

        The undersigned hereby appoints the Board of Directors of Willow Grove Bancorp, Inc., or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Willow Grove Bancorp held of record by the undersigned on April 21, 2005 at the Special Meeting of Shareholders to be held at the Huntingdon Valley Country Club, located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania on Tuesday, June 14, 2005, at 2:30 p.m., Eastern Time, or at any adjournment thereof.

COMMON

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

WILLOW GROVE BANCORP, INC.—SPECIAL MEETING, JUNE 14, 2005

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

  1.
  Call toll free 1-866-246-8477 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

  or

  2.
  Via the Internet at https://www.proxyvotenow.com/wgbc and follow the instructions.

  or

  3.
  Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

REVOCABLE PROXY
WILLOW GROVE BANCORP, INC.

        1.     The approval of the agreement and plan of merger, dated as of January 20, 2005, between Willow Grove Bancorp, Inc. and Chester Valley Bancorp Inc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

        2.     The adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the merger agreement.

FOR	AGAINST	ABSTAIN
☐	☐	☐

        The Board of Directors of Willow Grove Bancorp recommends that you vote "FOR" each of the listed proposals.

Mark here for address change and note change	☐

        This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" the proposal to approve the agreement and plan of merger and "FOR" the proposal to adjourn the special meeting if necessary to permit further solicitation of proxies on the proposal to approve the merger agreement. If any other business is presented at the special meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the special meeting.

        Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

Please be sure to sign and date this proxy card in the box below.	Date

Stockholder sign above	Co-holder (if any) sign above

***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW***

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

        1.     By Mail (traditional method); or

        2.     By Telephone (using a Touch-Tone Phone); or

        3.     By Internet

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 A.M., June 14, 2005.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone Anytime prior to 3:00 A.M., June 14, 2005: 1-866-246-8477	Vote by Internet Anytime prior to 3:00 A.M., June 14, 2005 go to https://www.proxyvotenow.com/wgbc

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE
VOTING BY TELEPHONE OR INTERNET.

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

Your vote is important!

VOTING INSTRUCTION CARD
WILLOW GROVE BANCORP, INC.
SPECIAL MEETING OF SHAREHOLDERS
June 14, 2005
2:30 p.m., Eastern Time

        The undersigned plan participant hereby instructs the Trustees of the 401(k)/Employee Stock Ownership Plan of Willow Grove Bank to vote, as designated below, all the shares of common stock of Willow Grove Bancorp, Inc. allocated to my 401(k) and/or former Money Purchase Plan sub-accounts as of April 21, 2005 at the Special Meeting of Shareholders to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Tuesday, June 14, 2005, at 2:30 p.m., Eastern Time, or at any adjournment thereof.

401(K)

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

WILLOW GROVE BANCORP, INC.—SPECIAL MEETING, JUNE 14, 2005

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

  1.
  Call toll free 1-866-246-8477 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

  or

  2.
  Via the Internet at https://www.proxyvotenow.com/wgbc and follow the instructions.

  or

  3.
  Mark, sign and date your no voting instruction card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

VOTING INSTRUCTION CARD
WILLOW GROVE BANCORP, INC.

        1.     The approval of the agreement and plan of merger, dated as of January 20, 2005, between Willow Grove Bancorp, Inc. and Chester Valley Bancorp Inc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

        2.     The adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the merger agreement

FOR	AGAINST	ABSTAIN
☐	☐	☐

        Willow Grove Bancorp's Board of Directors recommends that you vote FOR each of the proposals. Such votes are hereby solicited by Willow Grove Bancorp's Board of Directors.

Mark here for address change and note change	☐

        If you return this card properly signed but you do not otherwise specify, shares will be voted for each of the proposals.

        Please sign this voting instruction card exactly as your name appears on this card. When signing in a representative capacity, please give title.

Please be sure to sign and date this instruction card in the box below.	Date

Plan Participant sign above

***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW***

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

VOTING INSTRUCTIONS

401(k) participants have three ways to instruct the vote:

        1.     By Mail (traditional method); or

        2.     By Telephone (using a Touch-Tone Phone); or

        3.     By Internet

Your telephone or Internet vote authorizes the trustee of the 401(k) to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 A.M., June 8, 2005. If you are voting by mail, your vote must be received by June 8, 2005.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone Anytime prior to 3:00 A.M., June 8, 2005: 1-866-246-8477	Vote by Internet Anytime prior to 3:00 A.M., June 8, 2005 go to https://www.proxyvotenow.com/wgbc

IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION
CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR
BY MAIL, WILL BE THE VOTE COUNTED.

Your vote is important!

April 27, 2005

To:
Participants in Willow Grove Bank's 401(k)/Employee Stock Ownership Plan

Re:
Instructions for voting shares of Willow Grove Bancorp, Inc.

        As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Special Meeting of Shareholders of Willow Grove Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Willow Grove Bancorp allocated to your accounts in the 401(k)/ESOP will be voted. You may receive one or two Voting Instruction Cards depending on whether you have sub-accounts in both the ESOP and 401(k), including the former Money Purchase Plan portion of the 401(k)/ESOP.

        Enclosed with this letter is the Joint Proxy Statement/Prospectus, which describes the matters to be voted upon, and Voting Instruction Card(s). After you have reviewed the Joint Proxy Statement/Prospectus, we urge you to vote your allocated shares held in the 401(k)/ESOP by telephone or the Internet using the instructions on the enclosed Voting Instruction Card OR marking, dating, signing and returning the enclosed Voting Instruction Card(s) in the enclosed envelope promptly, but no later than Wednesday, June 8, 2005, in order that Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees of the 401(k)/ESOP.

        We urge each of you to vote, as a means of participating in the governance of the affairs of Willow Grove Bancorp. If your voting instructions are not received, the shares allocated to your 401(k)/ESOP accounts will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

        Please note that the enclosed material relates only to those shares which have been allocated to you in your accounts under the 401(k)/ESOP. If you also own shares of Willow Grove Bancorp common stock outside of the 401(k)/ESOP, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

Sincerely,

Frederick A. Marcell Jr. President and Chief Executive Officer

VOTING INSTRUCTION CARD
WILLOW GROVE BANCORP, INC.
SPECIAL MEETING OF SHAREHOLDERS
June 14, 2005
2:30 p.m., Eastern Time

        The undersigned plan participant hereby instructs the Trustees of the 401(k)/Employee Stock Ownership Plan of Willow Grove Bank to vote, as designated below, all the shares of common stock of Willow Grove Bancorp, Inc. allocated to my ESOP sub-account as of April 21, 2005 at the Special Meeting of Shareholders to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Tuesday, June 14, 2005, at 2:30 p.m., Eastern Time, or at any adjournment thereof.

ESOP

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

FOLD AND DETACH HERE

WILLOW GROVE BANCORP, INC.—SPECIAL MEETING, JUNE 14, 2005

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

  1.
  Call toll free 1-866-246-8477 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

  or

  2.
  Via the Internet at https://www.proxyvotenow.com/wgbc and follow the instructions.

  or

  3.
  Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

VOTING INSTRUCTION CARD
WILLOW GROVE BANCORP, INC.

        1.     The approval of the agreement and plan of merger, dated as of January 20, 2005, between Willow Grove Bancorp, Inc. and Chester Valley Bancorp Inc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

        2.     The adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the merger agreement

FOR	AGAINST	ABSTAIN
☐	☐	☐

        Willow Grove Bancorp's Board of Directors recommends that you vote FOR each of the proposals. Such votes are hereby solicited by Willow Grove Bancorp's Board of Directors.

Mark here for address change and note change	☐

        If you return this card properly signed but you do not otherwise specify, shares will be voted for each of the proposals.

        Please sign this voting instruction card exactly as your name appears on this card. When signing in a representative capacity, please give title.

Please be sure to sign and date this instruction card in the box below.	Date

Plan Participant sign above

***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW***

FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL

VOTING INSTRUCTIONS

ESOP participants have three ways to instruct the vote:

        1.     By Mail (traditional method); or

        2.     By Telephone (using a Touch-Tone Phone); or

        3.     By Internet

Your telephone or Internet vote authorizes the trustee of the ESOP to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 A.M., June 8, 2005. If you are voting by mail, your vote must be received by June 8, 2005.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone Anytime prior to 3:00 A.M., June 8, 2005: 1-866-246-8477	Vote by Internet Anytime prior to 3:00 A.M., June 8, 2005 go to https://www.proxyvotenow.com/wgbc

IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION
CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR
BY MAIL, WILL BE THE VOTE COUNTED.

Your vote is important!

RECOGNITION AND RETENTION PLAN VOTING INSTRUCTION BALLOT
WILLOW GROVE BANCORP, INC.

☒	Please Mark Votes As in This Example

        The undersigned plan participant hereby instructs the Trustees of the 1999 and 2002 Recognition and Retention Plans ("Recognition Plans") of Willow Grove Bancorp, Inc. to vote, as designated below, all the shares of common stock of Willow Grove Bancorp granted pursuant to the Recognition Plans to the undersigned as of April 21, 2005 at the Special Meeting of Shareholders to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Tuesday, June 14, 2005, at 2:30 p.m., Eastern Time, or at any adjournment thereof.

        1.     The approval of the agreement and plan of merger, dated as of January 20, 2005, between Willow Grove Bancorp, Inc. and Chester Valley Bancorp Inc.

FOR	AGAINST	ABSTAIN
☐	☐	☐

        2.     The adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve and adopt the merger agreement

FOR	AGAINST	ABSTAIN
☐	☐	☐

        Willow Grove Bancorp's Board of Directors recommends that you vote FOR each of the proposals. Such votes are hereby solicited by Willow Grove Bancorp's Board of Directors.

        If you return this card properly signed but you do not otherwise specify, shares will be voted for each of the proposals. If you do not return this card, your shares will be voted by the Trustees for each of the proposals.

Please be sure to sign and date in the box below.	Date

Plan Participant sign above

Detach above card, mark, sign, date and return to the administrator of the Recognition Plans.

WILLOW GROVE BANCORP, INC.

PLEASE MARK, SIGN, DATE AND RETURN
RECOGNITION PLAN VOTING INSTRUCTION BALLOT PROMPTLY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

April 27, 2005

To:
Persons Granted Restricted Stock Under Willow Grove Bancorp's Recognition and Retention Plans

        As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Special Meeting of Shareholders of Willow Grove Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of restricted common stock of Willow Grove Bancorp granted to you pursuant to the 1999 and/or 2002 Recognition and Retention Plans will be voted.

        Enclosed with this letter is the Joint Proxy Statement/Prospectus, which describes the matters to be voted upon, and a Voting Instruction Ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Joint Proxy Statement/Prospectus, we urge you to vote your restricted shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plan. The Plan Administrators will certify the totals to the Trustees of the Recognition Plan for the purpose of having those shares voted by the Trustees.

        We urge each of you to vote, as a means of participating in the governance of the affairs of Willow Grove Bancorp. If your voting instructions for the shares held in the Recognition Plan are not received, the shares will be voted by the Trustees in their discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

        Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plan.

Sincerely,

Frederick A. Marcell Jr. President and Chief Executive Officer